EXHIBIT 10.34
SECOND AMENDMENT TO THE
MERCANTILE BANK OF MICHIGAN
AMENDED AND RESTATED
EXECUTIVE DEFERRED COMPENSATION AGREEMENT
DATED NOVEMBER 18, 2006
AND AMENDED OCTOBER 23, 2008
FOR
[NAME OF EXECUTIVE]
          THIS SECOND AMENDMENT is adopted this 23rd day of October, 2008, by and between Mercantile Bank of Michigan, a state-chartered commercial bank located in Grand Rapids, Michigan (the “Company”), and [Name of Executive] (the “Executive”).
          The Company and the Executive executed the Amended and Restated Executive Deferred Compensation Agreement effective as of November 18, 2006, and executed a First Amendment on October 25, 2007 (the “Agreement”).
          The undersigned hereby amend the Agreement for the purpose of providing the Executive with an election of a specified time distribution. Therefore, the following changes shall be made:
          Section 1.13 of the Agreement shall be deleted in its entirety and replaced by the following:
1.13	“Deferral Election Form” means each form established from time to time by the Plan Administrator that the Executive completes, signs and returns to the Plan Administrator to designate the amount of Deferrals and, with respect to Deferrals made on and after January 1, 2009, to elect the time and form of a Specified Time Distribution.
          The following Sections 1.24a and 1.24b shall be added to the Agreement immediately following Section 1.24 :
1.24a	“Specified Time Distribution” means a distribution made at a specified time pursuant to an Executive’s election on a Specified Time Distribution Election Form or a Deferral Election Form.
1.24b	“Specified Time Distribution Election Form” means the form established from time to time by the Plan Administrator that the Executive completes, signs and returns to the Plan Administrator to designate the time and form of a Specified Time Distribution.
          The following Sections 4.0, 4.0.1, 4.0.1.1, 4.0.1.2, 4.0.2, 4.0.2.1 and 4.0.2.2 shall be added to the Agreement immediately before Section 4.1:
4.0	Specified Time Distribution. If the Executive elects a Specified Time Distribution, the Company shall distribute to the Executive the benefit described in this Section 4.0. Notwithstanding the prior sentence, if a distribution is payable under Section 4.1, 4.2, 4.3, 4.4 or 4.5, then the distribution will be made under Section 4.1, 4.2, 4.3, 4.4 or 4.5 and not under this Section 4.0.
4.0.1	Deferrals Made on or Before December 31, 2008. For Deferrals made on or before December 31, 2008, the Executive may elect on or before November 30, 2008, a distribution under this Section 4.0.1. This election may be made notwithstanding any restriction to the contrary in Section 4.8.
4.0.1.1	Amount of Benefit. The benefit under this Section 4.0.1 is the portion of the Deferral Account balance as of December 31, 2008 elected by the Executive on the Specified Time Distribution Election Form.

4.0.1.2	Distribution of Benefit. The Company shall pay the benefit under this Section 4.0.1 to the Executive, commencing on or after March 1, 2009, as elected by the Executive on the Specified Time Distribution Election Form.
4.0.2	Deferrals Made on or After January 1, 2009. For Deferrals made on or after January 1, 2009, the Executive may elect a distribution under this Section 4.0.2. This election shall be made for each Plan Year and shall only apply to the Deferrals made for that Plan Year.
4.0.2.1	Amount of Benefit. The benefit under this Section 4.0.2 is the portion or all of the Deferrals for the Plan Year beginning on or after January 1, 2009 for which a Specified Time Distribution election is made, together with accrued interest, as elected by the Executive on the Deferral Election Forms.
4.0.2.2	Distribution of Benefit. The Company shall pay the benefit under this Section 4.0.2 to the Executive, commencing on or after the earliest date permitted by Code Section 409A, as elected by the Executive on the Deferral Election Forms.
          Section 4.8 shall be deleted in its entirety and replaced by the following:
4.8	Change in Form or Timing of Distributions. For distribution of benefits under this Article 4, the Executive may elect to delay the timing or change the form of distributions by submitting the appropriate Election Form(s) or Specified Time Distribution Election Form(s) to the Plan Administrator. Any such election:
(e)	may not accelerate the time or schedule of any distribution, except as provided in Code Section 409A;
(f)	must, for benefits distributable under Section 4.0, be made at least twelve (12) months prior to the first scheduled distribution;
(g)	must, for benefits distributable under Sections 4.0, 4.1, 4.2 and 4.4, delay the commencement of distributions for a minimum of five (5) years from the date the first distribution was originally scheduled to be made; and
(h)	must take effect not less than twelve (12) months after the amendment is made.
The restrictions in paragraphs (a) through (d) above do not apply to the Executive’s election to receive a distribution under Section 4.0.1.
For purposes of any change under this Section 4.8, a distribution paid in the form of installments shall be deemed to be a single payment.
          The following Sections 11.14 and 11.15 shall be added to the Agreement at the end of Article 11:
11.14	Deduction Limitation on Benefit Payments. If the Company reasonably anticipates that the Company’s deduction with respect to any distribution under this Agreement would be limited or eliminated by application of Code Section 162(m), then to the extent deemed necessary by the Company to ensure that the entire amount of any distribution from this Agreement is deductible, the Company may delay payment of any amount that would otherwise be distributed under this Agreement. The delayed amounts shall be distributed to the Executive (or the Beneficiary in the event of the Executive’s death) at the earliest date the Company reasonably anticipates that the deduction of the payment of the amount will not be limited or eliminated by application of Code Section 162(m).

11.15	Compliance with Section 409A. This Agreement shall be interpreted and administered consistent with Code Section 409A.
     IN WITNESS OF THE ABOVE, the Company and the Executive hereby agree to this Second Amendment.

EXECUTIVE:	MERCANTILE BANK OF MICHIGAN:

By

[Name of Executive]	Title

MERCANTILE BANK OF MICHIGAN
Amended and Restated Executive Deferred Compensation Agreement
Deferral Election Form — Base Salary

Specified Time Distribution Election — For Amount Deferred
On or Before December 31, 2008
THIS ELECTION MUST BE MADE BY NOVEMBER 30, 2008

Amount of Specified Time Distribution

[Initial and Complete One]
A.	I elect to receive ___% of my Deferral Account balance as of December 31, 2008, in the manner described below commencing on ___ (must be on or after March 1, 2009).

B.	I elect not to receive any of my Deferral Account balance as of December 31, 2008 prior to Separation from Service (unless I have an Unforeseen Emergency and apply for a hardship distribution.)
Special Rules if You Elect a Specified Time Distribution under Paragraph A:
•	If my Separation from Service occurs before the distribution commencement date elected above, then this election is ignored and my entire Deferral Account balance will be paid in accordance with the election I made on my Distribution Election Form. My “Distribution Election Form” means my Initial Election Form or Change in Election Form, as applicable, on which I have elected the form and timing of distributions that are to be made after my Separation from Service.

•	If I elected a distribution of less than 100% of my Deferral Account balance as of December 31, 2008, then any remainder will be paid in accordance with my election on the Distribution Election Form.
Form of Distribution for a Specified Time Distribution Elected in Paragraph A
for Amounts Deferred on or before December 31, 2008

Benefit		Distribution of Benefit
	Lump sum (initial below)	Equal annual installments for ___ years (indicate number of years here (up to 3 years) and initial below)

§ 4.0.1.2—Deferrals Made on or Before December 31, 2008 Benefit

MERCANTILE BANK OF MICHIGAN
Amended and Restated Executive Deferred Compensation Agreement
Deferral Election Form — Base Salary

ANY CHANGE TO THE FORM OR TIME OF A SPECIFIED TIME DISTRIBUTION ELECTION IS SUBJECT TO THE RESTRICTIONS DESCRIBED IN THE AGREEMENT (SEE SECTION 4.8 OF THE AGREEMENT AND THE “CHANGE IN ELECTION” FORM FOR THE CURRENT RESTRICTIONS.)
I agree to the elections set forth above.

Printed Name:

Signature:

Date:

Received by the Plan Administrator this _____ day of ____________________, 20___

By:

Title:

MERCANTILE BANK OF MICHIGAN
Amended and Restated Executive Deferred Compensation Agreement
Deferral Election Form — Base Salary

Base Salary Deferral Election for Plan Year
A.	Base Salary Deferral Election

Amount of Deferral
[ Initial and complete one ]
I elect to defer ___% of my Base Salary (amount not to exceed ___%).

I elect to defer $______ of my Base Salary (amount not to exceed $______).

I elect not to defer any of my Base Salary.
B.	Specified Time Distribution of Base Salary Deferral
          Complete this Section B only if you wish to elect a Specified Time Distribution for your Base Salary Deferral.
I elect to receive on the distribution date indicated below all or a portion of my Base Salary deferred under this Form for the Plan Year listed above. This distribution date cannot be less than one (1) full calendar year after the commencement of the Plan Year to which this election applies. Your distribution will be paid in the form of a lump sum.

1) Distribution Amount or 2) Percentage
of Plan Year’s
Base Salary-related Deferrals plus
Plan Year	interest	Distribution Date*

*	The distribution date must specify month, day, and year of distribution.
Special Rules:
•	If my Separation from Service occurs before the Distribution Date elected in the table above, then my election of a Specified Time Distribution in Section B is ignored and my entire Deferral Account balance will be paid in accordance with the election I made on my Distribution Election Form. My “Distribution Election Form” means my Initial Election Form or Change in Election Form, as applicable, on which I have elected the form and timing of distributions that are to be made after my Separation from Service.

•	If I elected in the table above a distribution of less than 100% of my Base Salary that is deferred under Section A for the Plan Year listed above, then any remainder will be paid in accordance with my election on the Distribution Election Form.

MERCANTILE BANK OF MICHIGAN
Amended and Restated Executive Deferred Compensation Agreement
Deferral Election Form — Base Salary

ANY CHANGE TO THE TIME OF A SPECIFIED TIME DISTRIBUTION ELECTION AFTER THE BEGINNING OF THE PLAN YEAR IS SUBJECT TO THE RESTRICTIONS DESCRIBED IN THE AGREEMENT (SEE SECTION 4.8 OF THE AGREEMENT AND THE “CHANGE IN ELECTION” FORM FOR THE CURRENT RESTRICTIONS.)
ANY CHANGE TO THE FORM OR TIME OF A SPECIFIED TIME DISTRIBUTION ELECTION IS SUBJECT TO THE RESTRICTIONS DESCRIBED IN THE AGREEMENT (SEE SECTION 4.8 OF THE AGREEMENT AND THE “CHANGE IN ELECTION” FORM FOR THE CURRENT RESTRICTIONS.)
I agree to the elections set forth above.

Printed Name:

Signature:

Date:

Received by the Plan Administrator this _____ day of ____________________, 20___

By:

Title:

Bonus Deferral Election for Plan Year
A.	Bonus Deferral Election

Amount of Deferral

[Initial and complete one]
           I elect to defer ___% of my Bonus (amount not to exceed ___%).
           I elect to defer $___of my Bonus (amount not to exceed $___).
           I elect not to defer any of my Bonus.
B.	Specified Time Distribution of Bonus Deferral
          Complete this Section B only if you wish to elect a Specified Time Distribution for your Bonus Deferral.
I elect to receive on the distribution date indicated below all or a portion of my Bonus deferred under this Form for the Plan Year listed above. This distribution date cannot be less than one (1) full calendar year from the commencement of the Plan Year to which this election applies. Your distribution will be paid in the form of a lump sum.

1) Distribution Amount or 2) Percentage
of Plan Year’s Bonus-related Deferrals
Plan Year	plus interest	Distribution Date*

*	The distribution date must specify month, day, and year of distribution.
Special Rules:
•	If my Separation from Service occurs before the Distribution Date elected in the table above, then my election of a Specified Time Distribution in Section B is ignored and my entire Deferral Account balance will be paid in accordance with the election I made on my Distribution Election Form. My “Distribution Election Form” means my Initial Election Form or Change in Election Form, as applicable, on which I have elected the form and timing of distributions that are to be made after my Separation from Service.
•	If I elected in the table above a distribution of less than 100% of my Bonus deferred under Section A above for the Plan Year listed above, then any remainder will be paid in accordance with my election on the Distribution Election Form.

ANY CHANGE TO THE TIME OF A SPECIFIED TIME DISTRIBUTION ELECTION AFTER THE BEGINNING OF THE PLAN YEAR IS SUBJECT TO THE RESTRICTIONS DESCRIBED IN THE AGREEMENT (SEE SECTION 4.8 OF THE AGREEMENT AND THE “CHANGE IN ELECTION” FORM FOR THE CURRENT RESTRICTIONS.)
I agree to the elections set forth above.

Printed Name:

Signature:

Date:

Received by the Plan Administrator this _____ day of ____________________, 20___

By:

Title:

Performance-Based Compensation Deferral Election
for Plan Year __________
A. Performance-Based Compensation Deferral

Amount of Deferral
[Initial and complete one]
I elect to defer ___% of my Performance-Based Compensation (amount not to exceed ___%).

I elect to defer $_______ of my Performance-Based Compensation (amount not to exceed $_______).

I elect not to defer any of my Performance-Based Compensation.
B. Specified Time Distribution of Performance-Based Compensation Deferral
     Complete this Section B only if you wish to elect a Specified Time Distribution for your Performance-Based Compensation Deferral.
I elect to receive on the distribution date indicated below all or a portion of my Performance-Based Compensation deferred under this Form for the Plan Year listed above. This distribution date cannot be less than one (1) full calendar year from the commencement of the Plan Year to which this election applies. Your distribution will be paid in the form of a lump sum.

1) Distribution Amount or 2) Percentage
of Plan Year’s Performance-Based
Plan Year	Compensation Deferrals plus interest	Distribution Date*

*	The distribution date must specify month, day, and year of distribution.
Special Rules:
•	If my Separation from Service occurs before the Distribution Date elected in the table above, then my election of a Specified Time Distribution under Section B is ignored and my entire Deferral Account balance will be paid in accordance with the election I made on my Distribution Election Form. My “Distribution Election Form” means my Initial Election Form or Change in Election Form, as applicable, on which I have elected the form and timing of distributions that are to be made after my Separation from Service.
•	If I elected in the table above a distribution of less than 100% of my Performance-Based Compensation deferred under Section A for the Plan Year listed above, then any remainder will be paid in accordance with my election on the Distribution Election Form.

ANY CHANGE TO THE TIME OF A SPECIFIED TIME DISTRIBUTION ELECTION AFTER JUNE 30 OF THE PLAN YEAR LISTED ABOVE IS SUBJECT TO THE RESTRICTIONS DESCRIBED IN THE AGREEMENT (SEE SECTION 4.8 OF THE AGREEMENT AND THE “CHANGE IN ELECTION” FORM FOR THE CURRENT RESTRICTIONS.)
I agree to the elections set forth above.

Printed Name:

Signature:

Date:

Received by the Plan Administrator this _____ day of ____________________, 20___

By:

Title: